SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 28, 2006
(Date of Earliest Event Reported)

Clarient, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22677	75-2649072
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

33171 Paseo Cerveza, San Juan Capistrano, California	92675
(Address of Principal Executive Offices)	(Zip Code)

(949) 443-3355

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Amendment to Comerica Loan Agreement

On February 28, 2006, Clarient, Inc. (the “Company”) amended its existing $8.5 million line of credit agreement with Comerica Bank to extend the maturity date of the facility from February 28, 2006 to February 28, 2007.  The Company and Comerica Bank previously had entered into a short-term extension of this facility from January 31, 2006 to February 28, 2006.  Other material terms of the arrangement, including rate of interest and payment terms, remain the same.  On March 6, 2006, Clarient issued a press release regarding the amendment to its agreement with Comerica Bank, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Master Purchase Agreement with Med One Capital, Inc.

On March 1, 2006, the Company entered into a Master Purchase Agreement with Med One Capital, Inc. (“Med One”) pursuant to which Med One has agreed to purchase certain ACIS systems that the Company currently leases to customers for an aggregate purchase price of $2.3 million.  In connection with the sale, the Company is also assigning the corresponding equipment leases between the Company and its customers to Med One.  Ten percent of the proceeds from this sale will be placed in escrow.  Completion of the sale is subject to certain conditions, including completing arrangements with the Company’s secured creditor and the execution of mutually satisfactory escrow arrangements.  Med One will be entitled to a portion of such escrowed proceeds for any of the ACIS units that are returned to it prior to the third anniversary of the Master Purchase Agreement and not resold by the Company within 120 days of the return date.  Any amounts remaining in escrow on March 31, 2009 that have not been applied for this purpose will be returned to the Company.  In addition, Med One has the option to purchase certain additional ACIS systems (and corresponding leases) for an aggregate purchase price of $1.0 million, subject to the escrow arrangement described above.  The Company will continue to service the accounts and equipment purchased by Med One in exchange for a servicing fee that will be based on gross cash receipts paid to Med One by the lessees.  On March 6, 2006, the Company issued a press release regarding the Master Purchase Agreement with Med One, a  copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits

99.1         Press Release issued by Clarient dated March 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: March 6, 2006	By:	/s/ Ronald Andrews
		Name:	Ronald Andrews
		Title:	President and Chief Executive Officer